Current Accounts and Other Demand Deposits (Details) - Schedule of current accounts and other demand deposits $ in Thousands, $ in Millions	Dec. 31, 2021 CLP ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CLP ($)
Schedule of current accounts and other demand deposits [Abstract]
Current accounts	$ 15,349,224		$ 12,477,719
Other deposits and accounts	1,641,287		1,257,606
Other demand deposits	1,552,280		1,431,904
Total	$ 18,542,791	$ 21,747,758	$ 15,167,229